Income Taxes	12 Months Ended
Dec. 31, 2015
Income Taxes [Abstract]
Income Taxes

NOTE 14 – INCOME TAXES

Income tax expense was as follows:

	2015	2014
Current Federal	$58	$-
Deferred Federal	(3,251)	-
Total	$(3,193)	$-

Effective tax rates differ from the federal statutory rate of 34% applied to income (loss) before income taxes due to the following:

	2015	2014
Federal Statutory rate times financial statement income (loss)	$436	$163

Effect of:
Incentive Stock Options	33	75
Bank owned life insurance income	(45)	(44)
Increase (decrease) in deferred tax valuation allowance	(3,656)	(201)
Other	39	7
	$(3,193)	$-
Effective tax rate	-249%	0%

Year-end deferred tax assets and liabilities were due to the following:

	2015	2014
Deferred tax assets:
Allowance for loan losses	$1,497	$1,413
Post-retirement death benefits	73	73
Deferred compensation	241	169
Deferred loan fees	118	116
AMT Credit	105	75
Nonaccrual interest	132	110
Net operating loss carry forward	1,580	2,112
Other	2	67
	3,748	4,135

Deferred tax liability:
FHLB stock dividend	366	366
Mortgage servicing rights	4	5
Depreciation	43	14
Prepaid expenses	78	61
Mark-to-market Loans	3	33
	494	479
Net deferred tax asset before valuation allowance	3,254	3,656
Deferred tax valuation allowance	-	(3,656)
Net deferred tax asset	$3,254	$-

Our deferred tax assets are composed of U.S. net operating losses (“NOLs”), and other temporary book to tax differences.  The Company recorded a deferred tax valuation allowance which reduced the Company’s deferred tax asset to zero beginning in 2009 and continuing through the year ended December 31, 2014.  The Company maintained this valuation allowance against the net deferred tax assets at December 31, 2014 based on its estimate of future reversal and utilization.  As a result, there was no income tax benefit recorded for the year ended December 31, 2014.

When determining the amount of deferred tax assets that are more-likely-than-not to be realized, and therefore recorded as a benefit, the Company conducts a regular assessment of all available information. This information includes, but is not limited to, taxable income in prior periods, projected future income and projected future reversals of deferred tax items.  Based on these criteria, the Company determined as of December 31, 2015, in part because the Company had achieved seven consecutive quarters of pretax income, that it was no longer necessary to maintain a full valuation allowance against the entire net deferred tax asset.  As a result, the valuation allowance on the deferred tax asset was reversed which resulted in a credit to income tax expense of $3.2 million.

In 2012, a recapitalization program through the sale of $22.5 million in common stock improved the capital levels of the Bank and provided working capital for the holding company. The result of the change in stock ownership associated with the stock offering, within the guidelines of Section 382 of the Internal Revenue Code of 1986, was that the Company incurred an ownership change. At year-end 2015, the Company had net operating loss carryforwards of $25,166, which expire at various dates from 2024 to 2033, and has alternative minimum tax credit carryforwards of $105, which do not expire. As a result of the ownership change, the Company's ability to utilize carryforwards that arose before the stock offering closed is limited to $163 per year. Due to this limitation, management determined it is more likely than not that $20,520 of net operating loss carryforwards will expire unutilized. As required by accounting standards, the Company reduced the carrying value of deferred tax assets, and the corresponding valuation allowance, by the $6,977 tax effect of this lost realizability.

Federal income tax laws provided additional deductions, totaling $2,250, for thrift bad debt reserves established before 1988.  Accounting standards do not require a deferred tax liability to be recorded on this amount, which otherwise would total $765 at year-end 2015.  However, if CFBank were wholly or partially liquidated or otherwise ceases to be a bank, or if tax laws were to change, this amount would have to be recaptured and a tax liability recorded.   Additionally, any distributions in excess of CFBank’s current or accumulated earnings and profits would reduce amounts allocated to its bad debt reserve and create a tax liability for CFBank. The amount of additional taxable income created by such a distribution is an amount that, when reduced by the tax attributable to the income, is equal to the amount of the distribution. Thus, if CFBank makes a distribution that reduces the amount allocated to its bad debt reserve, then approximately one and one-half times the amount used would be includible in gross income for federal income tax purposes, assuming a 34% corporate income tax rate. CFBank does not intend to make distributions that would result in a recapture of any portion of its bad debt reserve.

At December 31, 2015, the Company had a  deferred tax asset recorded in the amount of $3.3 million, after reversing the valuation allowance mentioned above.  At December 31, 2015, the Company had no unrecognized tax benefits recorded.  The Company is subject to U.S. federal income tax and is no longer subject to federal examination for years prior to 2012.